Exhibit 99.1

Concur Technologies, Inc.

2.5% Convertible Senior Notes Due 2015

Purchase Agreement

March 30, 2010

Goldman, Sachs & Co.,

Deutsche Bank Securities Inc.

    As representatives of the several Purchasers

    named in Schedule I hereto,

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10282-2198

    and

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

Concur Technologies, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”), for whom you are acting as representatives (the “Representatives”), an aggregate of $250,000,000 principal amount of its 2.5% Convertible Senior Notes due 2015 (the “Firm Securities”), convertible into shares of common stock of the Company, par value $0.001 per share (“Stock”), and, at the election of the Purchasers, up to an aggregate of $37,500,000 additional principal amount of 2.5% Convertible Senior Notes due 2015 (the “Optional Securities”) (the Firm Securities and the Optional Securities that the Purchasers elect to purchase pursuant to Section 2 hereof are herein collectively called the “Securities”).

1.		The Company represents and warrants to, and agrees with, each of the Purchasers that:

	(a)	A preliminary offering memorandum, dated March 29, 2010 (the “Preliminary Offering Memorandum”) and an offering memorandum, dated March 30, 2010 (the “Offering Memorandum”), have been prepared in connection with the offering of the Securities and shares of the Stock issuable upon conversion thereof. The Preliminary Offering Memorandum, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to as the “Pricing Memorandum”. Any reference to the Preliminary Offering Memorandum, the Pricing Memorandum or the Offering Memorandum shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K and all subsequent documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or prior to the date of such memorandum and any reference to the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, the Pricing Memorandum or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”. The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(a) hereof. The Preliminary Offering Memorandum and any amendments or supplements thereto, the Offering Memorandum and any amendments or supplements thereto and the Exchange Act Reports when filed with the Commission did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through the Representatives expressly for use therein;

(b)	For the purposes of this Agreement, the “Applicable Time” is 11:00 pm (Eastern time) on the date of this Agreement; the Pricing Memorandum as supplemented by the information set forth in Schedule III hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Company Supplemental Disclosure Document (as defined in Section 6(a)(i)) listed on Schedule II(b) hereto does not conflict with the information contained in the Pricing Memorandum or the Offering Memorandum and each such Company Supplemental Disclosure Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in a Company Supplemental Disclosure Document in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through the Representatives expressly for use therein;

(c)	Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Memorandum; and, since the respective dates as of which information is given in the Pricing Memorandum, there has not been any change in the capital stock (except for changes made in the ordinary course of business consistent with past practice pursuant to the Company’s equity plans disclosed in Exchange Act Reports filed prior to the date of this Agreement, and changes pursuant to the exercise of options and warrants outstanding prior to the date of this Agreement) or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken together as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Memorandum;

(d)	The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(e)	The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. Each subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation or entity, and where such concept applies, is in good standing under the laws of its jurisdiction of incorporation or organization;

(f)	The Company has an authorized capitalization as set forth in the Pricing Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Pricing Disclosure Package and the Offering Memorandum; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(g)	This Agreement has been duly authorized, executed and delivered by the Company;

(h)	The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement and authenticated by the Trustee (as defined below), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of April 6, 2010 (the “Indenture”) between the Company and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), under which they are to be issued, which Indenture will be substantially in the form previously delivered to you, and the Securities when so issued and delivered will be enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Pricing Disclosure Package and the Offering Memorandum and will be in substantially the form previously delivered to you;

(i)	None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(j)	Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

(k)	The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws, each as amended through the date of this Agreement, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

(l)	Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws, each as amended through the date of this Agreement, or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(m)	The Company does not have any “significant subsidiaries” as such term is defined in Rule 1-02 of Regulation S-X of the Act;

(n)	The statements set forth in the Pricing Memorandum and the Offering Memorandum under the caption “Description of the Notes” and “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the captions “Certain United States Federal Income Tax Considerations” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair summaries;

(o)	No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in any of the Pricing Disclosure Package or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(p)	Nothing has come to the attention of the Company that has caused the Company to believe that any of the statistical or market-related data included or incorporated by reference in either of the Pricing Disclosure Package or the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects;

(q)	Other than as set forth in the Pricing Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(r)	When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the United States Securities Act of 1933, as amended (the “Act”)) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(s)	The Company is subject to Section 13 or 15(d) of the Exchange Act;

(t)	The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

(u)	Neither the Company nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act;

(v)	Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Representatives), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

(w)	Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 3 and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Purchasers and the offer, resale and delivery of the Securities by the Purchasers in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum, to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act;

(x)	The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting was effective as of September 30, 2009 evaluation. The Company is not aware of any material weaknesses in its internal control over financial reporting;

(y)	Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Memorandum, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(z)	The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(aa)	Grant Thornton LLP, which has audited certain financial statements of the Company and its subsidiaries is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(bb)	Except as described in the Pricing Disclosure Package and the Offering Memorandum, (i) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) there are no material costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries; and (iii) (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed and (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, that could reasonably be expected to have a Material Adverse Effect;

(cc)	Except as described in the Pricing Disclosure Package and the Offering Memorandum, the Company and its subsidiaries own or possess sufficient patents, patent applications, inventions, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names, copyrights, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other intellectual property necessary for the conduct of their respective businesses as now conducted and as presently proposed to be conducted as described in the Offering Memorandum (“Intellectual Property”); and to the Company’s knowledge the conduct of such business will not conflict in any material respect with any valid and enforceable rights of others. To the Company’s knowledge, none of the patents owned or licensed by the Company that are material to the Company’s and its subsidiaries’ respective businesses is invalid or unenforceable; and the Company is not aware of any basis for a finding that any of the Intellectual Property is invalid or unenforceable. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any subsidiary’s rights in or to, or the violation of any of the terms of, any of their Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim. The Company and its subsidiaries have taken all commercially reasonable actions necessary to maintain and protect all registered Intellectual Property owned or controlled by the Company or its subsidiaries, including payment of applicable maintenance fees, filing of applicable statements of use, timely response to office actions, and disclosure of any required information

(dd)	The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as, in the Company’s reasonable judgment, are prudent and customary in the business in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business;

(ee)	The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where failure to possess such certificates, authorizations and permits would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit;

(ff)	The Company and its subsidiaries have filed all tax returns required to be filed through the date hereof; and except as otherwise disclosed in each of the Pricing Disclosure Package and the Offering Memorandum, (i) paid all federal, state, local and foreign taxes and (ii) there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets;

(gg)	No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any of the Company’s subsidiaries’ principal suppliers, contractors or customers;

(hh)	Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, or employee acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(ii)	The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

	(jj)	None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

	(kk)	Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities; and

	(ll)	There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Sections 302 and 906 related to certifications.

2.		Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount thereof, plus accrued interest from April 6, 2010 to the Time of Delivery hereunder, if any, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto, and (b) in the event and to the extent that the Purchasers shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractions of $1,000), determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities that such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities that all of the Purchasers are entitled to purchase hereunder.

The Company hereby grants to the Purchasers the right to purchase at their election up to $37,500,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2 for the sole purpose of covering sales of securities in excess of the aggregate principal amount of Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than one or later than 10 business days after the date of such notice.

3.		Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and each Purchaser hereby represents and warrants to, and agrees with the Company that:

	(a)	It will offer and sell the Securities only to persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A;

	(b)	It is an institutional Accredited Investor, within the meaning of Rule 501(a)(1) under the Act; and

	(c)	It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

4.	(a)	The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Securities to the Representatives, for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer to the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Davis Polk & Wardwell LLP, 1600 El Camino Real, Menlo Park, California 94025 (the “Closing Location”). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on April 6, 2010 or such other time and date as the Representatives and the Company may agree upon in writing, and with respect to the Optional Securities, 9:30 a.m. New York City time, on the date specific by you in the written notice given by you of the Purchasers’ election to purchase such Optional Securities, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities are herein called the “First Time of Delivery”, such time and date for delivery of the Optional Securities, if not the First Time of Delivery, are herein called the “Second Time of Delivery”, and each such time and date for delivery are herein called a “Time of Delivery”.

	(b)	The documents to be delivered at any Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 8(i) hereof, will be delivered at such time and date at the Closing Location, and the Securities will be delivered at DTC (or its designated custodian), all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.		The Company agrees with each of the Purchasers:

	(a)	To prepare the Offering Memorandum in a form approved by you; to make no amendment or any supplement to the Offering Memorandum which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

	(b)	Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

	(c)	To furnish the Purchasers with written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Memorandum, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Memorandum, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance;

	(d)	During the period beginning from the date hereof and continuing until the date 90 days after the date of this Agreement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities or the Stock, including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or pursuant to the terms of securities convertible into or exercisable or exchangeable for Stock or other such substantially similar securities outstanding as of, the date of this Agreement) without the prior written consent of each of the Representatives;

	(e)	Not to be or become, at any time prior to the expiration of two years after the First Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

	(f)	At any time during the one-year period after the latest Time of Delivery, when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

	(g)	Except for such documents that are publicly available on EDGAR, to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and consolidated statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

	(h)	During the period of one year after the latest Time of Delivery, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;

	(i)	To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Memorandum under the caption “Use of Proceeds”;

	(j)	To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Stock upon conversion of the Securities; and

	(k)	To use its commercially reasonable efforts to list for quotation, subject to notice of issuance, the shares of Stock issuable upon conversion of the Securities on NASDAQ.

6.

	(a)	(i) The Company represents and agrees that, without the prior consent of each of the Representatives, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”);

	(ii)	each Purchaser represents and agrees that, without the prior consent of the Company and each of the Representatives, other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of securities, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets), is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”); and

	(iii)	any Company Supplemental Disclosure Document or Purchaser Supplemental Disclosure Document the use of which has been consented to by the Company and each of the Representatives is listed on Schedule II(b) hereto.

7.	The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the issue of the Securities and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation, printing, reproduction and filing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the listing of the shares of Stock issuable upon conversion of the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8.		The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of each Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

	(a)	Davis Polk & Wardwell LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (iii), (v), (vi), (ix) (except as to “Certain United States Federal Income Tax Considerations”) and (xi) of subsection (b) below, and a letter with respect to paragraph 0 of subsection (b), as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

	(b)	Fenwick & West LLP, counsel for the Company, shall have furnished to you their written opinion, subject to the limitations and qualifications set forth in such opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

		(i)	The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its properties and conduct its current business as described in the section “Summary - Concur Technologies, Inc.” of the Offering Memorandum; and the Company is duly qualified to do business as a foreign corporation in good standing in all other states of the United States in which its ownership or lease of property requires such qualification, other than where the failure to be so qualified or in good standing would not, individually, or in the aggregate, have a Material Adverse Effect;

		(ii)	The Company’s authorized capital stock conforms as to legal matters to the descriptions thereof set forth in the “Capitalization” and “Description of Capital Stock” sections of the Offering Memorandum; and the shares of Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be validly issued and fully paid and non-assessable;

		(iii)	To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that are required to be described in the Offering Memorandum;

		(iv)	This Agreement has been duly authorized by all requisite corporate action on the part of the Company, executed and delivered by the Company;

		(v)	The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

		(vi)	The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(vii)	The issue and sale of the Securities and the execution, delivery and performance by the Company of all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated do not result in a breach or violation of any terms and provisions of, or constitute a default under (i) any provision of United States federal law, California law, New York law, or the Delaware General Corporation Law, (ii) the Company’s Certificate of Incorporation or By-laws, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is incorporated by reference into the Offering Memorandum, or, (iv) to our knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary;

(viii)	No consent, approval, authorization, order, registration or qualification of or with any United States federal or New York state governmental agency or regulatory body, or pursuant to Delaware General Corporation Law, is required for the consummation of the transactions contemplated by this Agreement or the Indenture in connection with the Securities to be sold by the Company to the Purchasers hereunder, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws of the various states in connection with the purchase and distribution of the Securities by the Purchasers;

(ix)	The statements set forth in the Offering Memorandum under the caption “Description of the Notes” and “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the caption “Certain United States Federal Income Tax Considerations”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair summaries;

(x)	The Exchange Act Reports incorporated by reference into the Offering Memorandum (other than the financial statements, financial schedules and other financial and accounting data included or incorporated by reference therein, as to which such counsel need express no opinion or belief), when they were filed with the Commission, each appeared on their face to be appropriately responsive to Regulation S-K; it being understood, however, that such counsel expresses no view with respect to Regulation S-T or the financial statements, financial schedules and other financial and accounting data included in, incorporated by reference in or omitted from such Exchange Act Reports;

(xi)	No registration of the Securities under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement and the Offering Memorandum; and

(xii) The Company is not, and after giving effect to the offering and sale of the Securities to be issued and sold by the Company to the Purchasers in the manner contemplated by this Agreement and the application of the net proceeds from such sale as described in the Offering Memorandum under the caption “Use of Proceeds”, will not be required to register as an “investment company”, as such term is defined in the Investment Company Act.

Such counsel shall have furnished to you their written opinion, subject to the limitations and qualifications set forth in such opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that it has no reason to believe that (1) the Pricing Disclosure Package, as of the Applicable Time (other than the financial statements and financial schedules and other financial and accounting data included therein, as to which such counsel need express no opinion or belief), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (2) the Offering Memorandum and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and financial schedules and other financial and accounting data included therein, as to which such counsel need express no opinion or belief) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)	On the date of the Offering Memorandum prior to the execution of this Agreement and also at each Time of Delivery, Grant Thornton LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form attached hereto as Exhibit B hereto;

(d)	(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Memorandum, and (ii) since the respective dates as of which information is given in the Pricing Memorandum there shall not have been any change in the capital stock (except for changes made in the ordinary course of business consistent with past practice pursuant to equity plans disclosed in the Company’s Exchange Act Reports filed prior to the date of this Agreement, and changes pursuant to the exercise of options and warrants outstanding prior to the date of this Agreement) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Memorandum, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in this Agreement and in the Offering Memorandum;

	(e)	On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

	(f)	On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; or on NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal, New York or California State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Offering Memorandum;

	(g)	The shares of Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, for listing on NASDAQ;

	(h)	The Company shall have obtained and delivered to the Purchasers executed copies of a lock-up agreement in the form attached hereto as Exhibit A from each of the executive officers and directors of the Company; and

	(i)	The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request.

9.	(a)	The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum or any such amendment or supplement, or any Company Supplemental Disclosure Document, in reliance upon and in conformity with written information furnished to the Company by any Purchaser through the Representatives expressly for use therein.

(b)	Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum or any such amendment or supplement, or any Company Supplemental Disclosure Document in reliance upon and in conformity with written information furnished to the Company by such Purchaser through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)	Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)	If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

	(e)	The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

10.	(a)	If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein at the applicable Time of Delivery. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Memorandum which in your opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

	(b)	If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

	(c)	If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement (or, with respect to the Second Time of Delivery, the obligation of the Purchasers to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

11.	The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

12.	If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13.	In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department and in care of Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(i) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

14.	This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

15.	Time shall be of the essence of this Agreement.

16.	The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Purchaser, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17.	This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Purchasers, or any of them, with respect to the subject matter hereof.

18.	THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Company agrees that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

19.	The Company and each of the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.	This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

21.	Notwithstanding anything herein to the contrary, the Company (and the Company’s employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means US federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature Page Follows]

Very truly yours,

Concur Technologies, Inc.

By:	/s/ S. Steven Singh
Name:
Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:	/s/ Goldman, Sachs & Co.
Name:
Title:

Deutsche Bank Securities Inc.

By:	/s/ Thomas Cao
Name:	Thomas Cao
Title:	Managing Director

By:	/s/ Jusang Kwok
Name:	Jusang Kwok
Title:	Managing Director

On behalf of each of the Purchasers

[Signature Page to Purchase Agreement]

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased
Goldman, Sachs & Co.	$106,250,000
Deutsche Bank Securities Inc.	106,250,000
Credit Suisse Securities (USA) LLC	37,500,000

Total	$250,000,000

SCHEDULE II

(a)	Additional Documents Incorporated by Reference:

(b)	Approved Supplemental Disclosure Documents:

(i) Investor road show slide presentation

SCHEDULE III

(pricing term sheet to be attached)

Exhibit A

Form of Lock-Up Agreement

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

    As representatives of the several Purchasers

    named in Schedule I to the Purchase Agreement

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10282-2198

    and

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Re:	Concur Technologies, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into a Purchase Agreement (the “Purchase Agreement”) on behalf of the several purchasers named in Schedule I to such agreement (collectively, the “Purchasers”), with Concur Technologies, Inc., a Delaware corporation (the “Company”), providing for the offering of the Company’s Convertible Senior Notes due 2015 (the “Securities”) in a transaction not requiring registration under the Securities Act of 1933, as amended. The Securities will be convertible into shares of common stock of the Company, par value $0.001 per share (the “Common Stock”).

In consideration of the agreement by the Purchasers to offer and sell the Securities, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Purchase Agreement (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (collectively the “Undersigned’s Shares”).

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value, (iii) upon death by will or intestacy, or (iv) with the prior written consent of each of Goldman, Sachs & Co. and Deutsche Bank Securities Inc. on behalf of the Purchasers; provided, however, that with respect to transfers pursuant to clauses (i), (ii) and (iii) above, (a) any donee, trustee, or transferee agrees to be bound in writing by the restrictions set forth herein; (b) as a result of any such transfer, no public reports, including but not limited to public reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are required to be or are voluntarily filed by the undersigned in connection with such transfer (other than a filing on Form 5 made after the expiration of Lock-Up Period); and (c) the undersigned does not otherwise voluntarily effect any public announcement of such transfer.

Furthermore, nothing contained herein shall limit or restrict: (i) the ability of the undersigned to exercise employee stock options to purchase shares of Common Stock that are outstanding on the date of this Agreement and that will expire during the Lock-Up Period; provided, however, that the shares of Common Stock received upon such exercise (the “Option Shares”) shall be subject to the restrictions set forth in this Lock-Up Agreement, subject to the allowances set forth in the preceding paragraph and this paragraph; or (ii) any sale of shares of Common Stock, including any sale of the Option Shares, (x) by the individuals listed on Schedule I pursuant to a written trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act (a “10b5-1 Trading Plan”) that is existing on the date hereof and that has been disclosed to the Purchasers, or (y) by the individuals listed on Schedule II in an amount not to exceed, per individual, the greater of (A) the number of Option Shares or (B) 40,000 shares of Common Stock during the Lock-Up Period.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Lock-up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated in the two immediately preceding paragraphs, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever.

In addition, the undersigned agrees that, without the prior written consent of each of Goldman, Sachs & Co. and Deutsche Bank Securities Inc. on behalf of the Purchasers, he or she will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns, provided, however that, if by April 12, 2010 the Purchase Agreement does not become effective or the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

Schedule I

S. Steven Singh

Rajeev Singh

Michael W. Hilton (in his individual capacity or as executor of a trust)

Schedule II

William W. Canfield

Gordon Eubanks

Jeffrey T. McCabe

Jeffrey T. Seely

Randall H. Talbot

John F. Adair

Kyle R. Sugamele

Michael L. Eberhard

Robert Cavanaugh

Michael W. Hilton

Exhibit B

Form of Comfort Letter Pursuant to Section 8(d) of the Purchase Agreement

(i)	We are an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable published rules and regulations thereunder adopted by the Securities and Exchange Commission and the Public Accounting Oversight Board (United States);

(ii)	In our opinion, the consolidated financial statements and financial statement schedules audited by us and incorporated by reference in the Offering Memorandum comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

(iii)	The unaudited summary financial information with respect to the consolidated results of operations and financial position of the Company for the [—] most recent fiscal years included in the Offering Memorandum agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such [—] fiscal years;

(iv)	On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements incorporated by reference in the Offering Memorandum, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A)	the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows incorporated by reference in the Offering Memorandum are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows incorporated by reference in the Offering Memorandum;

(B)	any other unaudited income statement data and balance sheet items included or incorporated by reference in the Offering Memorandum do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Memorandum;

(C)	the unaudited financial statements which were not included or incorporated by reference in the Offering Memorandum but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Offering Memorandum and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Memorandum;

(D)	as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements incorporated by reference in the Offering Memorandum) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders’ equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet incorporated by reference in the Offering Memorandum except in each case for changes, increases or decreases which the Offering Memorandum discloses have occurred or may occur or which are described in such letter; and

(E)	for the period from the date of the latest financial statements incorporated by reference in the Offering Memorandum to the specified date referred to in clause (D) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Offering Memorandum discloses have occurred or may occur or which are described in such letter; and

(v)	In addition to the examination referred to in their report(s) incorporated by reference in the Offering Memorandum and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Memorandum, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.